UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010 (January 20, 2010)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive

San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2010, Brocade Communications Systems, Inc. (the “Company” or “Brocade”) issued $300 million aggregate principal amount of its 6.625% Senior Secured Notes due 2018 at an issue price of 99.239% of the principal amount of the notes (the “2018 Notes”) and $300 million aggregate principal amount of its 6.875% Senior Secured Notes due 2020 at an issue price of 99.114% of the principal amount of the notes (the “2020 Notes” and, together with the 2018 Notes, the “Notes”), in a private placement to “qualified institutional buyers” in the United States defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The 2018 Notes mature on January 15, 2018, and bear interest at a rate of 6.625% per annum, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2010. The 2020 Notes mature on January 15, 2020, and bear interest at a rate of 6.875% per annum, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2010.

The Company plans to use up to $150 million of the net proceeds of the Notes Offering, together with cash on hand, to retire when due in February 2010 approximately $173 million in outstanding 2.25% subordinated convertible notes originally issued by McDATA Corporation, a wholly owned subsidiary of Brocade. Brocade used approximately $435 million of the net proceeds of the Notes Offering to pay down a substantial portion of the outstanding term loan under Brocade’s senior secured credit facility, which has a minimum interest rate of 7.0%.

Indentures

The 2018 Notes were issued pursuant to an indenture, dated as of January 20, 2010 (the “2018 Indenture”), among the Company, certain domestic subsidiaries of the Company (the “Subsidiary Guarantors”) and Wells Fargo Bank, National Association, as trustee. The 2020 Notes were issued pursuant to an indenture, dated as of January 20, 2010 (the “2020 Indenture” and, together with the 2018 Indenture, the “Indentures”), among the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee.

On or after January 15, 2013, Brocade may redeem all or a part of the 2018 Notes at the redemption prices set forth in the 2018 Indenture, plus accrued and unpaid interest and special interest, if any, to the applicable redemption date. In addition, at any time prior to January 15, 2013, Brocade may, on one or more than one occasions, redeem some or all of the 2018 Notes at any time at a redemption price equal to 100% of the principal amount of the 2018 Notes redeemed, plus a “make-whole” premium as of, and accrued and unpaid interest and special interest, if any, to, the applicable redemption date. On or after January 15, 2015, Brocade may redeem all or a part of the 2020 Notes at the redemption prices set forth in the 2020 Indenture, plus accrued and unpaid interest and special interest, if any, to the applicable redemption date. In addition, at any time prior to January 15, 2015, Brocade may, on one or more than one occasions, redeem some or all of the 2020 Notes at any time at a redemption price equal to 100% of the principal amount of the 2020 Notes redeemed, plus a “make-whole” premium as of, and accrued and unpaid interest and special interest, if any, to, the applicable redemption date. At any time prior to January 15, 2013, Brocade may also redeem up to 35% of the aggregate principal amount of 2018 Notes and 2020 Notes, using the proceeds of certain qualified equity offerings, at the redemption prices set forth in the 2018 Indenture and the 2020 Indenture, respectively.

If Brocade experiences specified change of control triggering events, Brocade must offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the applicable repurchase date. If Brocade or its subsidiaries sell assets under certain specified circumstances, Brocade must offer to repurchase the Notes at a repurchase price equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the applicable repurchase date.

Each Indenture contains covenants that, among other things, restrict the ability of Brocade and its restricted subsidiaries to:

•	pay dividends, make investments or make other restricted payments;

•	incur additional indebtedness;

•	sell assets;

•	enter into transactions with affiliates;

•	incur liens;

•	permit consensual encumbrances or restrictions on Brocade’s restricted subsidiaries’ ability to pay dividends or make certain other payments to Brocade;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of Brocade’s or its restricted subsidiaries’ assets; and

•	designate subsidiaries as unrestricted.

These covenants are subject to a number of other limitations and exceptions set forth in each Indenture.

Each Indenture provides for customary events of default, including, but not limited to, cross defaults to specified other debt of Brocade and its subsidiaries. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under either Indenture occurs or is continuing, the applicable trustee or holders of at least 25% in aggregate principal amount of the then outstanding 2018 Notes or 2020 Notes, as applicable, may declare all of the 2018 Notes or 2020 Notes, respectively, to be due and payable immediately.

The description of the Notes and the Indentures contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the 2018 Indenture, a copy of which is filed herewith as Exhibit 4.1, and by reference to the complete text of the 2020 Indenture, a copy of which is filed herewith as Exhibit 4.2, each of which is incorporated herein by reference.

Security Agreements

The 2018 Notes are secured by a security agreement, dated January 20, 2010, by and between the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, in its capacity as collateral agent for the holders of the 2018 Notes (the “2018 Security Agreement”). The 2020 Notes are secured by a security agreement, dated January 20, 2010, by and between the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, in its capacity as collateral agent for the holders of the 2020 Notes (the “2020 Security Agreement” and, together with the 2018 Security Agreement, the “Security Agreements”).

The description of the Security Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the 2018 Security Agreement, a copy of which is filed herewith as Exhibit 10.1, and by reference to the complete text of the 2020 Security Agreement, a copy of which is filed herewith as Exhibit 10.2, each of which is incorporated herein by reference.

Registration Rights Agreements

In connection with the issuance of the 2018 Notes, the Company and the Subsidiary Guarantors also entered into a registration rights agreement, dated January 20, 2010, with the initial purchasers of the 2018 Notes (the “2018 Registration Rights Agreement”). In connection with the issuance of the 2020 Notes, the Company and the Subsidiary Guarantors also entered into a registration rights agreement, dated January 20, 2010, with the initial purchasers of the 2020 Notes (the “2020 Registration Rights Agreement” and, together with the 2018 Registration Rights Agreement, the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, Brocade and the Subsidiary Guarantors are required to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange the applicable series of notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the applicable series of Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate).

The description of the Registration Rights Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the 2018 Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.3, and by reference to the complete text of the 2020 Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.4, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 8.01	Other Events.

On January 20, 2010, Brocade issued a press release announcing the closing of the Notes Offering. A copy of the press release, titled “Brocade Announces Closing of $600 Million Senior Secured Notes Offering,” is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K includes forward-looking statements regarding future events. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the anticipated uses of the proceeds from the offering, the potential redemption, repurchase or acceleration of payment of the Notes under certain circumstances, any statements of expectation or belief, and any statements of assumptions underlying any of the foregoing. These statements are based on current expectations on the date of this report and involve a number of significant risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the anticipated uses of the proceeds from the offering. Brocade’s SEC filings identify many other risks and uncertainties. Any forward-looking statements that we make in this report speak only as of the date of such statement, and Brocade undertakes no obligation to update such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the 2018 Notes.

4.2	Indenture, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the 2020 Notes.

10.1	Security Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as collateral agent.

10.2	Security Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as collateral agent.

10.3	Registration Rights Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

10.4	Registration Rights Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

99.1	Press Release, dated January 20, 2010, titled “Brocade Announces Closing of $600 Million Senior Secured Notes Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: January 26, 2010	By:	/s/ RICHARD DERANLEAU
Richard Deranleau
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the 2018 Notes.

4.2	Indenture, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the 2020 Notes.

10.1	Security Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as collateral agent.

10.2	Security Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as collateral agent.

10.3	Registration Rights Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

10.4	Registration Rights Agreement, dated as of January 20, 2010, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

99.1	Press Release, dated January 20, 2010, titled “Brocade Announces Closing of $600 Million Senior Secured Notes Offering.”